TAX-FREE FUND FOR UTAH

  Supplement to the Prospectus dated October 30, 1998
         for Class A Shares and Class C Shares
              as previously supplemented
 December 24, 1998, January 22, 1999 and May 12, 1999

     On June 7, 1999 the Zions Bancorp, parent corporation of the Fund's Sub-Adviser, announced that it would merge with First Security Corporation in a transaction expected to take place in the 4th quarter of 1999. The transaction is subject to regulatory approval.

     The following replaces the information in the Prospectuses regarding the Fund's portfolio manager:

     Mr. Richard K. Baird, CFA, has become portfolio manager of the Fund. He is a Vice President and Senior
Portfolio Manager of the Sub-Adviser and has been employed by the Sub-Adviser since February, 1999. From
1996-1999 he was employed by First Security Investment
Management as a Senior Portfolio Manager and manager of the Achievement Municipal Bond Fund. From 1987-1996 he was a portfolio manager for Seafirst Bank in Seattle, Washington. He has earned the professional designation of Chartered Financial Analyst (CFA) from the
Association for Investment Management and Research and has 17 years of discretionary investment management experience. He received his B.S. degree in Finance from Brigham Young University and took post-graduate business courses at the University of Colorado.

     The following supplements the information in the Prospectus regarding purchase and redemption of shares:

     The Fund generally permits "transfer on death" registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Transfer Agent or your broker-dealer for the Transfer on Death
Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD rules.

     The two paragraphs beginning  "Special Dealer
Arrangements:" on page 21 are replaced by a single paragraph which reads in its entirety as follows:

Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay any dealer effecting a purchase of Class
A Shares of the Fund using the proceeds of a Qualified
Redemption 1% of such proceeds payable over a one year period.

     The date of this supplement is June 8, 1999.

                TAX-FREE FUND FOR UTAH

  Supplement to the Prospectus dated October 30, 1998
         for Class Y Shares and Class I Shares
              as previously supplemented
          December 24, 1998 and May 12, 1999

     On June 7, 1999 the Zions Bancorp, parent corporation of the Fund's Sub-Adviser, announced that it would merge with First Security Corporation in a transaction expected to take place in the 4th quarter of 1999. The transaction is subject to regulatory approval.

     The following replaces the information in the Prospectuses regarding the Fund's portfolio manager:

     Mr. Richard K. Baird, CFA, has become portfolio manager of the Fund. He is a Vice President and Senior
Portfolio Manager of the Sub-Adviser and has been employed by the Sub-Adviser since February, 1999. From
1996-1999 he was employed by First Security Investment
Management as a Senior Portfolio Manager and manager of the Achievement Municipal Bond Fund. From 1987-1996 he was a portfolio manager for Seafirst Bank in Seattle, Washington. He has earned the professional designation of Chartered Financial Analyst (CFA) from the
Association for Investment Management and Research and has 17 years of discretionary investment management experience. He received his B.S. degree in Finance from Brigham Young University and took post-graduate business courses at the University of Colorado.

     The following supplements the information in the Prospectus regarding purchase and redemption of shares:

     If you own Class Y Shares, the Fund generally permits "transfer on death" registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Transfer Agent or your broker-dealer for the Transfer on Death Registration Request
Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD rules.
This service is not available for Class I Shares.

     The date of this supplement is June 8, 1999.